Delinquent Section 16(a) Reports

Based solely upon a review of the copies of the forms received by Eaton Vance Floating-Rate Income Trust, all of the trustees and officers of Eaton Vance Floating-Rate Income Trust, Eaton Vance Management and its affiliates, and any person who owns more than ten percent of a Fund’s outstanding securities have complied with the filings required under Section 16(a) of the Securities Exchange Act of 1934 regarding ownership of shares of Eaton Vance Floating-Rate Income Trust for Eaton Vance Floating-Rate Income Trust’s most recent fiscal year end, except that Jill Damon, the Secretary of Eaton Vance Floating-Rate Income Trust, submitted a Form 3 filing after its due date as a result of an administrative delay with the Securities and Exchange Commission.  No transactions were reported on this form